Exhibit 10.13

租赁合同
LEASE CONTRACT

出租方（甲方）Lessor (hereinafter referred to as Party A) ：

无锡新吴万达广场有限公司 Wuxi Xinwu Wanda Plaza Co., Ltd.

承租方（乙方）Lessee (hereinafter referred to as Party B) ：

江苏朴荷生物科技有限公司 Jiangsu Park Ha Biological Technology Co., Ltd.

根据国家有关法律、法规和有关规定，甲、乙双方在平等自愿的基础上，经友好协商一致，就甲方将其合法拥有的房屋出租给乙方使用，乙方承租使用甲方房屋事宜，订立本合同。
In accordance with relevant laws, rules and pertinent regulations , both Parties have reached an agreement through friendly consultation to conclude the following contract.

Ⅰ、 物业地址 Location of the premises

甲方将其所有的位于无锡市新吴区震泽路 31、33 号万达广场三楼3050B的商铺及其附属设施在良好状态下出租给乙方作为 商业 用途。
Party A shall lease to Party B the premises and attached facilities located at 3050, 3rd Floor, Wanda Plaza, No. 31 and 33 Zhenze Road, Xinwu District, Wuxi, all owned by Party A, all owned by Party A, which is all owned by Party A and in good condition for commercial use.

Ⅱ、 房屋面积 Size of the premises

出租房屋的登记面积为66.30平方米（建筑面积）。
The registered size of the leased premises is 66.30 square meters (floor area).

Ⅲ、 租赁期限 Lease term

租赁期限自 2023年09月 22日起至 2025年 09月 29日止，甲方应于 2023年 09月30日将房屋腾空并交付乙方使用。
The lease term will commence from September 22, 2023 to September 29, 2025 . Party A will clear the premises and provide it to Party B for use before September 30, 2023.

Ⅳ、 租金 Rental

1. 数额：双方商定租金为每月人民币6630元整, 乙方以 银行转账_形式支付给甲方 。
Amount: the rental will be RMV 6630 per month. Party B shall make payment to Party A through bank transfer.

2. 租金按 3 月为壹期支付；第一期租金于2023年09月30日以前付清；以后每期租金于每月的15日以前缴纳，先付后住（若乙方以汇款形式支付租金，则以汇出日为支付日，汇费由汇出方承担）。甲方收到租金后予书面签收。
Payment of rental will be made in 3-month installments. The first installment will be paid before September 30, 2023. Each successive installment will be paid by the 15th day of each month.

Party B will pay the rental before using the premises and attached facilities (In case Party B pays the rental in the form of remittance, the date of remitting will be the day of payment and the remittance fee will be borne by the remitter.) Party A will issue a written receipt after receiving the payment

3. 如乙方逾期支付租金超过 10 天，则每天以月租金的 5 ％支付滞纳金；如乙方逾期支付租金超过 30 天，则视为乙方自动退租，构成违约，甲方有权收回房屋，并追究乙方违约责任。
In case the rental is more than 10 working days overdue, Party B will pay a late fee every day of 5% of monthly rental; if the rental be paid more than 30 days overdue, Party B will be deemed to have withdrawn from the premises and breach the contract. In this situation, Party A has the right to repossess the premises and take actions against party B's breach.

Ⅴ、 保证金 Deposit

1. 为确保房屋及其附属设施之安全与完好，及租赁期内相关费用之如期结算，乙方同意于2023年09月30日前支付给甲方保证金人民币 7823.40元整，甲方在收到保证金后予以书面签收。
To ensure the safety and good conditions of the premises and attached facilities and account of relevant fees are settled on schedule during the lease term, party B shall pay RMB 7823.40 to party A as a deposit before September 30, 2023. Party A will issue a written receipt after receiving the deposit.

2. 除合同另有约定外，甲方应于租赁关系消除且乙方迁空、点清并付清所有应付费用后的当天将保证金全额无息退还乙方。
Unless otherwise provided for by this contract, Party A will return full amount of the deposit without interest on the day upon expiration of the lease term and party B clears the premises and has paid all due rental and other expenses.

3. 因乙方违反本合同的规定而产生的违约金、损坏赔偿金和其它相关费用，甲方可在保证金中抵扣，不足部分乙方必须在接到甲方付款通知后 7 日内补足。
In case party B breaches this contract, party A has right to deduct the liquidated damages, compensation for damage or any other expenses from the deposit. In case the deposit is not sufficient to cover such items, Party B shall pay the insufficiency within 7 days after receiving the written notice of payment from Party A.

Ⅵ、 甲方义务 Obligations of Party A

1. 甲方须按时将房屋及附属设施（详见附件）交付乙方使用。
Party A shall provide the premises and attached facilities (see the appendix of furniture list for detail) on schedule to Party B for using.

2. 房屋设施如因质量原因、自然损耗或灾害而受到损坏，甲方有修缮并承担相关费用的责任。
In case the premises and attached facilities are damaged by quality problems, natural damages or disasters, Party A will be responsible to repair and pay the relevant expenses.

3. 甲方应确保出租的房屋享有出租的权利，反之如乙方权益因此遭受损害，甲方应负赔偿责任。
Party A shall ensure the lease right of the premises. Otherwise, Party A will be responsible to compensate Party B's losses.

Ⅶ、 乙方义务 Obligations of Party B

1. 乙方应按合同的规定按时支付定金、租金及保证金。
Party B shall pay the rental, the deposit and other expenses on time.

2. 乙方经甲方同意，可在房屋内添置设备。租赁期满后，乙方将添置的设备搬走，并保证不影响房屋的完好及正常使用。
Party B may decorate the premises and add new facilities with Party A's approval. Upon expiration of this contract, Party B may take away the added facilities which are removable without changing the good conditions of the premises for normal use.

3. 未经甲方同意，乙方不得将承租的房屋转租或分租，并爱护使用该房屋如因乙方过失或过错致使房屋及设施受损，乙方应承担赔偿责任。
Party B will not transfer the lease of the premises or sublease it without Party A's approval and should take good care of the premises. Otherwise, Party B will be responsible to compensate any damages of the premises and attached facilities caused by its fault and negligence.

4. 乙方应按本合同规定合法使用该房屋，不得擅自改变使用性质。乙方不得在该房屋内存放危险物品。否则，如该房屋及附属设施因此受损，乙方应承担全部责任。
Party B shall use the premises lawfully according to this contract without changing the nature of the premises and storing hazardous materials in it. Otherwise, Party B will be responsible for the damages caused by it.

5. 乙方应承担租赁期内的水、电、煤气、电讯、收视费、等一切因实际使用而产生的费用，并按单如期缴纳。
Party B shall bear the cost of utilities such as communications, water, electricity, gas, management fee etc. on time during the lease term.

Ⅷ、 合同终止及解除的规定 Termination and dissolution of the contract

1. 乙方在租赁期满后如需退租或续租，应提前两个月通知甲方，由双方另行协商退租或续租事宜。在同等条件下乙方享有优先续租权。
Within two months before expiration of the contract, Party B shall notify Party A if it intends to extend the leasehold. In this situation, both parties will discuss matters over the extension.

2. 租赁期满后，乙方应在当天将房屋交还甲方；任何滞留物，如未取得甲方谅解，均视为放弃，任凭甲方处置，乙方决无异议。
Party B shall return the premises and attached facilities to Party A on the date upon expiration of the lease term. Any belongings left without Party A's previous understanding will be deemed to be abandoned by Party B. In this situation, Party A has the right to dispose of it and Party B will raise no objection.

3. 本合同一经双方签字后立即生效；未经双方同意，不得任意终止，如有未尽事宜，甲、乙双方可另行协商。
This contract will be effective after being signed by both parties. Any party has no right to terminate this contract without another party's agreement. Anything not covered in this contract will be discussed separately by both parties.

Ⅸ、 违约及处理 Breach of the contract

1. 甲、乙双方任何一方在未征得对方谅解的情况下，不履行本合同规定条款，导致本合同中途中止，则视为该方违约，双方同意违约金为人民币10000元整，若违约金不足弥补无过错方之损失，则违约方还需就不足部分支付赔偿金。
During the lease term, any party who fails to fulfill any article of this contract without the other party's understanding will be deemed to breach the contract. Both parties agree that the liquidated damages will be RMB 10000. In case the liquidated damages is not sufficient to cover the loss suffered by the non-breaching party, the party in breach shall pay additional compensation to the other party.

2. 若双方在执行本合同或与本合同有关的事情时发生争议，应首先友好协商；协商不成，可向有管辖权的人民法院提起诉讼。本合同一经双方签字后立即生效；未经双方同意，不得任意终止，如有未尽事宜，甲、乙双方可另行协商。
Both parties will solve the disputes arising from execution of the contract or in connection with the contract through friendly consultation. In case the agreement cannot be reached, any party may summit the dispute to the court that has the jurisdiction over the matter.

Ⅹ、 其他 Miscellaneous

1. 本合同附件是本合同的有效组成部分，与本合同具有同等法律效力。
Any annex is the integral part of this contract. The annex and this contract are equally valid.

2. 本合同壹式贰份，甲、乙双方各执一份。
There are two originals of this contract. Each party will hold one original.

3. 甲、乙双方如有特殊约定，可在本款另行约定：
Other special terms will be listed bellows:

甲 方：无锡新吴万达广场有限公司	乙 方：江苏朴荷生物科技有限公司
Party A：Wuxi Xinwu Wanda Plaza Co., Ltd	Party B： Jiangsu Park Ha Biological Technology Co., Ltd.

证件号码：_____________________________________	证件号码：91320211MA1YWPYA0J
ID No	ID No：91320211MA1YWPYA0J

联络地址：_____________________________________	联络地址：_____________________________________
Address：	Address：

电 话：________________________________________	电 话：________________________________________
Tel:	Tel:

日 期：2023年9月22日	日 期：2023年9月22日
Date: September 22, 2023	Date: September 22, 2023